March 27, 2000



Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549


        Re:  Britton & Koontz Capital Corporation

Ladies and Gentlemen:

        Pursuant to Rule 14a-6(b), enclosed is the Proxy Statement of Britton & Koontz Capital Corporation. The Proxy Statement relates to the Company's Annual Meeting at which it is proposed to elect directors. No other business is proposed to be conducted.

        If you have any questions or comments concerning this material, please contact me at (601) 445-5576.


                                                Yours sincerely,



                                                /s/ William M. Salters
                                                Sr Vice President/Controller

Enclosure

                   SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549

                       SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant                        [X]
Filed by a Party other than the Registrant     [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of Commission Only as permitted by Rule 14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                  Britton & Koontz Capital Corporation
____________________________________________________________________________
            (Name of Registrant As Specified In Its Charter)

                                 N/A
____________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)     Title of each class of securities to which transactions applies:
            _________________________________________________________________

     2)     Aggregate number of securities to which transaction applies:
            _________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            _________________________________________________________________

     4)     Proposed maximum aggregate value of transaction:
            _________________________________________________________________

     5)     Total Fee paid:__________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)     Amount Previously Paid:__________________________________________

     2)     Form, Schedule or Registration Statement No:_____________________

     3)     Filing Party:____________________________________________________

     4)     Date Filed:______________________________________________________

                      BRITTON & KOONTZ CAPITAL CORPORATION

                                 500 Main Street
                           Natchez, Mississippi 39120

                                 March 27, 2000






Dear Fellow Shareholder:

         On behalf of the Board of Directors, we cordially invite you to attend the 2000 Annual Meeting of shareholders of Britton & Koontz Capital Corporation (the "Company"). The Annual Meeting will be held beginning at 3:30 p.m., local time, on Tuesday, April 25, 2000, on the second floor of the Main Office of Britton & Koontz First National Bank, 500 Main Street, Natchez, Mississippi. The formal notice of the Annual Meeting appears on the next page.

         Enclosed is our Proxy Statement for the 2000 Annual Meeting in which we seek your support for the election as directors of those nominees named therein.

         We urge you to review the Proxy Statement carefully. Regardless of the number of shares you own, it is important that your shares be represented and voted at the meeting. Please take a moment now to sign, date and mail the enclosed proxy card in the postage prepaid envelope. Your Board of Directors recommends a vote "FOR" the election as directors of those nominees named in the enclosed Proxy Statement.

         We are gratified by our shareholders' continued interest in Britton & Koontz, and pleased that in the past so many of you have voted your shares. We hope that you will continue to do so and again urge you to return your proxy card as soon as possible.

                                  Sincerely,



/s/ W. J. Feltus III                       /s/ W. Page Ogden
Chairman of the Board                      President and Chief Executive Officer

                      BRITTON & KOONTZ CAPITAL CORPORATION

                                 500 Main Street
                           Natchez, Mississippi 39120

                                   -----------

                    Notice of Annual Meeting of Shareholders

                      to be held on Tuesday, April 25, 2000
                                   -----------

         Notice is hereby given that the Annual Meeting of shareholders of Britton & Koontz Capital Corporation (the "Company"), will be held beginning at 3:30 p.m. local time, on Tuesday, April 25, 2000, on the second floor of the Main Office of Britton & Koontz First National Bank (the "Bank"), 500 Main Street, Natchez, Mississippi:

         (1) To elect four Class I directors to serve three-year terms until the 2003 annual meeting of shareholders, and until their successors are elected and qualified.

         (2) To elect James J. Cole as a Class III director to serve until the 2002 annual meeting, and until his successor is duly elected and qualified.

         (3) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on Tuesday, March 21, 2000, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting.

         Your attention is directed to, and you are encouraged to carefully read, the Proxy Statement accompanying this Notice of Annual Meeting for a more complete description of the business to be presented and acted upon at the meeting.

         All shareholders are cordially invited to attend the meeting in person. Regardless of whether you plan to attend the meeting, however, please sign and date the enclosed proxy card and return it in the envelope provided as promptly as possible. A proxy may be revoked at any time before it is voted at the meeting.

                                              By Order of the Board of Directors



                                              Albert W. Metcalfe, Secretary

Natchez, Mississippi
March 27, 2000

                      BRITTON & KOONTZ CAPITAL CORPORATION

                         ------------------------------



                                 PROXY STATEMENT

                         ------------------------------



                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 25, 2000

         This proxy statement (the "Proxy Statement") is furnished to the shareholders of Britton & Koontz Capital Corporation (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company (the "Board of Directors" or the "Board"), for use at the annual meeting of shareholders (the "Annual Meeting") to be held at 3:30 p.m., local time, on Tuesday, April 25, 2000, on the second floor of the Main Office of Britton & Koontz First National Bank (the "Bank"), 500 Main Street, Natchez, Mississippi, and at any adjournments or postponements thereof.

         The Company's principal executive offices are located at 500 Main Street, Natchez, Mississippi 39120, and its telephone number is (601) 445-5576.

         This Proxy Statement, the attached proxy card and the Notice of Annual Meeting were mailed to all shareholders entitled to vote at the Annual Meeting on or about March 27, 2000. The Company's annual report to shareholders for the fiscal year ended December 31, 1999, accompanies this Proxy Statement.

         The purposes of the Annual Meeting are to:

         (1) elect four Class I directors to serve three-year terms until the 2003 annual meeting, and until their successors are elected and qualified;

         (2) elect James J. Cole as a Class III director to serve until the 2002 annual meeting, and until his successor is elected and qualified; and

         (3) transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on Tuesday, March 21, 2000, as the record date (the "Record Date") for the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, there were 1,759,064 shares of the Company's common stock, par value $2.50 per share (the "Common Stock"), issued and outstanding. The Company has no other outstanding class of securities.

Proxy Procedure

         The Board of Directors solicits proxies so that each shareholder has the opportunity to vote at the Annual Meeting. If a proxy card is returned properly signed and dated by a shareholder, the shares represented thereby will be voted in accordance with the instructions on the proxy card. A shareholder may revoke his or her proxy at any time before it is voted by attending the Annual Meeting and voting in person, or by delivering to the Company's Corporate Secretary, at the Company's principal executive offices referred to above, a written notice of revocation or a duly executed proxy bearing a date later than that of the previously submitted proxy.

         If a shareholder returns a properly signed and dated proxy card but does not mark the lines located on the card, the shares represented by that proxy card will be voted "FOR" the election as directors of those nominees named herein. Otherwise, the signed proxy card will be voted as indicated on the card. The proxy card also gives the individuals named as proxies discretionary authority to vote the shares represented on any other matter that is properly presented for action at the Annual Meeting. If a shareholder neither returns a signed proxy card nor attends the Annual Meeting and votes in person, his or her shares will not be voted.

Voting Procedures

         A majority of the votes entitled to be cast at the Annual Meeting constitutes a quorum. A share, once represented for any purpose at the Annual Meeting, is deemed present for purposes of determining a quorum for the remainder of the Annual Meeting and for any adjournment of the Annual Meeting, unless a new record date is set for the adjourned meeting. This is true even if the shareholder abstains from voting with respect to any matter brought before the Annual Meeting.

         Shareholders will be entitled to cast one vote for each share held, which may be given in person or by proxy authorized in writing, except that shareholders may cumulate their votes in the election of directors. Cumulative voting entitles a shareholder to give one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of shares held by that shareholder, or to distribute the total votes, computed on the same principle, among as many candidates as the shareholder chooses. For example, since the number of directors to be elected is five, a shareholder owning ten shares could cast ten votes for each of the five nominees, cast fifty votes for one nominee, or allocate the fifty votes among the several nominees in any manner. The candidates receiving the highest number of votes cast, up to the number of directors to be elected, shall be elected. There are no conditions precedent to a shareholder exercising cumulative rights.

         With respect to any other matter to properly come before the Annual Meeting, such other matter will be approved if the votes cast favoring such other matter exceed the votes cast opposing such other matter, unless the Company's Articles of Incorporation or Mississippi law require a greater number of affirmative votes. "Abstentions" and "broker non-votes" are counted only for purposes of determining whether a quorum is present at the meeting.

Cost of Solicitation

         The cost of solicitation of proxies will be borne by the Company, including expenses incurred in connection with preparing and mailing the Proxy Statement. The initial solicitation will be by mail. The Company has retained American Stock Transfer & Trust Company ("American Stock") to assist in the solicitation of proxies from brokers and nominees of shareholders for the Annual Meeting. The Company estimates that American Stock's fees will not exceed $1,000, plus out-of- pocket costs and expenses. Thereafter, proxies may be solicited by directors, officers, and regular employees of the Company, by means of mail, telephone or personal contact, but without additional compensation therefor. The Company also will, in accordance with the regulations of the Securities and Exchange Commission (the "Commission"), reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses in forwarding solicitation material to such beneficial owners.

                              ELECTION OF DIRECTORS

         The Board of Directors of the Company is divided into three classes - Class I, Class II and Class III - with the members of each class elected for three-year terms. Classes I and II each currently consist of five directors. Class III currently consists of only four directors. The terms of the present Class I directors expire at the Annual Meeting. The terms of the Class II directors will expire at the 2001 annual meeting, and the terms of the Class III directors will expire at the 2002 annual meeting. The Company's directors also serve as directors of the Bank.

         The Company's By-Laws require directors who have reached the age of seventy-two to retire as of the annual meeting following the director's seventy-second birthday. This policy begins with the annual meeting of the shareholders of the year 2000. This year Donald E. Killelea, M.D. and Bazile R. Lanneau, Sr., both Class II directors, and Wilton R. Dale, a Class III director, will retire from the Company's Board of Directors, effective as of the date of the annual shareholders meeting. These retiring directors will remain as advisory directors to the Company for an additional five years.

         The Company's Articles of Incorporation and By-laws require that if there is any change in the number of directors on the Board, the increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible. The Board has therefore set the number of directors at eleven, effective immediately prior to the Annual Meeting, consisting of four Class I directors, three Class II directors and four Class III directors.

         The Board has nominated A. J. Ferguson, W. Page Ogden, Bethany L. Overton and Robert R. Punches for election as Class I directors and, if elected, they shall serve until the 2003 annual meeting or until their successors are duly elected and qualified. The Board has also nominated James J. Cole for election as a Class III director and, if elected, he shall serve until the 2002 annual meeting, or until his successor is duly elected and qualified. All five of the nominees are currently directors of the Company.

         Unless authority is expressly withheld on the proxy card, the proxy holders will vote the proxies received by them for the four nominees for Class I director, and the one nominee for Class

III director listed above, while reserving the right, however, to cumulate their votes and distribute them among the nominees, in their discretion. If, for any reason, one or more of the nominees named above should not be available as a candidate for director, an event that the Board of Directors does not anticipate, the proxy holders will vote for such other candidate or candidates as may be nominated by the Board of Directors, and discretionary authority to do so is included in the proxy card. If shareholders attending the Annual Meeting cumulate their votes such that all of the nominees named above cannot be elected, then the proxy holders will cumulate votes to elect as many of the nominees named above as possible.

         The following table provides certain information about the nominees and the other present directors of the Company. The information in the table has been furnished to the Company by the individuals listed therein.

         The Board of Directors recommends a vote "FOR" the election of all the nominees.






                              NOMINEES (CLASS I DIRECTORS AND ONE CLASS III DIRECTOR)



                                                       Director                  Business Experience During
Name                                    Age              Since                        Past Five Years
----                                    ---              -----                        ---------------
A. J. Ferguson                           64              1982       Mr. Ferguson is a self-employed consulting
(Class I)                                                           geologist.  He also is a director of Energy
                                                                    Drilling Co., an oil drilling company, and
                                                                    the Secretary of Highland Corp., a land-
                                                                    lease company.

W. Page Ogden(2)                         52              1989       Mr. Ogden is the President and Chief
(Class I)                                                           Executive Officer of the Company and the
                                                                    Bank.  He is also Secretary and Treasurer of
                                                                    Sumx Inc.

Bethany L. Overton                       62              1988       Mrs. Overton is the Vice President of
(Class I)                                                           Oilwell Acquisition Company, Inc., an oil
                                                                    exploration and operating company.  Mrs.
                                                                    Overton is also a partner in Access Travel,
                                                                    a travel agency, and the President of
                                                                    Lambdin-Bisland Realty Co., a real estate
                                                                    company.

Robert R. Punches                        50              1984       Mr. Punches is a partner in the Natchez law
(Class I)                                                           firm of Gwin, Lewis & Punches, LLP.

James J. Cole(2)                         59              1993       Mr. Cole is Executive Vice President, and
(Class III)                                                         a Trust Officer of the Bank, in charge of
                                                                    mortgage lending.


                                        4







                                    CONTINUING DIRECTORS (CLASS II AND III DIRECTORS)


                                                       Director                  Business Experience During
Name                                    Age              Since                        Past Five Years
----                                    ---              -----                        ---------------
W. W. Allen, Jr.(1)                      48              1988       Mr. Allen is President of Allen Petroleum
(Class II)                                                          Services, Inc., an oil and gas exploration
                                                                    and petroleum land services company.  Mr.
                                                                    Allen is also a partner in various timber
                                                                    management companies, and a partner in
                                                                    Dutch Ann Foods, Inc., a pie shell and tart
                                                                    business.

Craig A. Bradford, DMD(1)                44              1988       Dr. Bradford is a dentist engaged primarily
(Class II)                                                          in pediatric dentistry.  He is also a partner
                                                                    in   various timber management companies, and
                                                                    Mount Olive Farms, LLC, a firm that raises and
                                                                    shows horses.

W. J. Feltus III (2)                     70              1982       Mr. Feltus is Chairman of the Board of the
(Class II)                                                          Company and of the Bank.  He also serves
                                                                    as President of Feltus Brothers, Ltd. and
                                                                    Somerset Ltd., both of which are real estate
                                                                    management companies, and he is a
                                                                    director of Energy Drilling Co, an oil well
                                                                    drilling company.

C. H. Kaiser, Jr.(2)                     71              1982       Mr. Kaiser is Vice Chairman of the Board
(Class III)                                                         of both the Company and the Bank.  He is
                                                                    the owner of Jordan, Kaiser & Sessions,
                                                                    LLC, an engineering, consulting, and land
                                                                    surveying firm.

Bazile R. Lanneau, Jr.(2)                47              1989       Mr. Lanneau, Jr. is Vice President,
(Class III)                                                         Assistant Secretary, Chief Financial and
                                                                    Accounting Officer, and Treasurer of the
                                                                    Company and Executive Vice President,
                                                                    Assistant Secretary, Chief Financial
                                                                    Officer, Treasurer and Trust Officer of the
                                                                    Bank.  Mr. Lanneau, Jr. is President and
                                                                    Chief Executive Officer of Sumx Inc., an
                                                                    Internet banking software and services
                                                                    company.


                                        5







                                    CONTINUING DIRECTORS (CLASS II AND III DIRECTORS)


                                                       Director                  Business Experience During
Name                                    Age              Since                        Past Five Years
----                                    ---              -----                        ---------------
Albert W. Metcalfe(1)(2)                 67              1982       Mr. Metcalfe is Secretary of the Board of
(Class III)                                                         both the Company and the Bank.  He is the
                                                                    President of Jordan Auto Company, Inc., an
                                                                    automobile dealership.





(1)  Member of Audit Committee
(2)  Member of Executive Committee

Meetings and Committees of the Board of Directors

         During the fiscal year ended December 31, 1999, the Board met thirteen times. Each director attended at least 75% of the aggregate of all meetings held by the Board and the committees on which he or she served, with the exception of Mrs. Bethany Overton, who attended 62% of the aggregate of all meetings.

         The Board has established, jointly with the Bank, various committees, including the Executive Committee, the Audit Committee, the Trust Investment Committee, the Asset/Liability Management Committee, the ESOP Administrative Committee, and the Directors Loan Committee. These committees generally meet monthly and at call, except that the Trust Investment Committee meets quarterly and at call, and the Directors Loan Committee meets weekly and at call.

         The Board has not established either a compensation or a nominating committee; however, the Executive Committee generally performs the functions of a compensation committee. Messrs. Cole, Feltus (Chairman), Kaiser, Lanneau, Jr., Metcalfe and Ogden are members of the Executive Committee, which, among other things, (i) approves remuneration arrangements for executive officers of the Company, (ii) reviews compensation plans relating to executive officers and Directors, (iii) determines other benefits under the Company's compensation plans and (iv) performs general reviews of the Company's employee compensation policies. The full Executive Committee, including those members who also serve as executive officers of the Company and the Bank, makes recommendations to the Board regarding salaries for and other compensation (including grants of stock options) to executive officers. Directors who also serve as executive officers of the Company and the Bank do not, however, participate in any Board determination regarding salaries for and other compensation to executive officers. During 1999, the Executive Committee held twelve meetings.

         Messrs. Allen and Metcalfe (Chairman), Drs. Killelea and Bradford are members of the Audit Committee. Dr. Bradford was appointed as of the Record Date to replace Dr. Killelea, who will retire as of the date of the Annual Meeting. None of the members of the Audit Committee are employees of either the Company or the Bank and are independent directors. This committee is responsible for the engagement of independent auditors, review of audit fees, supervision of matters relating to audit functions, review and establishment of internal policies and procedures regarding audits, accounting and other financial controls, and review of related party transactions. During 1999, the Audit Committee held six meetings. The Audit Committee has adopted a charter.

Compensation of Directors

         During 1999, each director received a retainer of $600 per month for service on the Company's Board of Directors. Directors who are not employees of either the Company or the Bank receive up to an additional $200 per month for each committee on which they serve. Finally, the Chairman, Vice-Chairman and Secretary of the Board receive an additional $1,000, $667, and $400 per month, respectively, for serving in those capacities.

Stock Ownership of Directors, Officers and Principal Shareholders

         The following table shows, as of the Record Date, the number of shares of the Company's Common Stock beneficially owned by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock, (ii) all directors and nominees, (iii) all executive officers whose total annual salary and bonus exceed $100,000, and (iv) all directors and executive officers as a group. Unless otherwise noted, the named persons have sole voting and investment power with respect to the shares indicated (subject to any applicable community property laws).

                                         Number of Shares
                                           Beneficially          Percentage
Name                                         Owned(1)           Ownership(2)

Britton & Koontz First
National Bank Employee Stock

Ownership Plan (the "ESOP")                   228,570                13%
Britton & Koontz First
National Bank, Trustee
500 Main Street
Natchez, MS  39120

W. W. Allen, Jr.(3)                             4,184                 *
Craig A. Bradford, DMD(4)                      17,394                 1%
James J. Cole(5)                                9,471                 *
W. J. Feltus III(6)                            24,576               1.4%
A. J. Ferguson                                 12,180                 *
C. H. Kaiser, Jr.(7)                           23,434               1.4%
Bazile R. Lanneau, Jr.(8)                      71,969               4.1%
Albert W. Metcalfe)(9)                         74,400               4.3%
W. Page Ogden(10)                              46,179               2.7%
Bethany L. Overton(11)                          4,248                 *
Robert R. Punches(12)                          14,700                 *

Directors and executive officers as a group
  (11 persons)(13)                            488,786              27.8%

* Less than one percent.

(1) Includes shares as to which such person, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares voting power and/or investment power as these terms are defined in Rule 13d-3(a) of the Securities Exchange Act of 1934.

(2)  Based upon 1,759,064 shares of Common Stock outstanding.

(3) Of the shares shown, Mr. Allen disclaims beneficial ownership of 20 shares owned by his wife and 20 shares owned by his son.

(4) Of the shares shown, Dr. Bradford disclaims beneficial ownership of 2,68 shares owned by his wife.

(5) Includes 2,551 shares allocated to Mr. Cole's account in the ESOP and 1,320 shares which Mr. Cole may purchase upon the exercise of outstanding stock options.

(6) Include 8,000 shares owned by Feltus Bros. Ltd., of which Mr. Feltus is a director, and 776 shares owned by Mr. Feltus' wife, as to which he disclaims beneficial ownership.

(7) Of the shares shown, Mr. Kaiser disclaims beneficial ownership of 7,768 shares owned by his wife.

(8) Includes 4,496 shares held by Mr. Lanneau as custodian for his minor children, 21,913 shares allocated to Mr. Lanneau's account in the ESOP, 7,712 shares held in trust for third parties by the Bank, of which Mr. Lanneau has beneficial ownership in his capacity as Trust Officer of the Bank, 68 shares owned by Mr. Lanneau, Jr.'s wife, of which he disclaims beneficial ownership, and 1,980 shares that Mr. Lanneau may purchase pursuant to outstanding stock options. Mr. Lanneau, Jr. is the nephew of Mr. Metcalfe.

(9) Includes 12,316 shares owned by Mr. Metcalfe's wife, as to which he disclaims beneficial ownership, and 8,160 shares that are owned by Jordan Auto Company, Inc., of which Mr. Metcalfe is President. Mr. Metcalfe is the uncle of Mr. Lanneau.

(10) Includes 2,200 shares that Mr. Ogden may acquire pursuant to outstanding stock options and 18,055 shares which have been allocated to Mr. Ogden's account in the ESOP. Although Mr. Ogden, in his capacity as Administrator of the ESOP has beneficial ownership of all of the shares of Common Stock owned by the ESOP, they are not included in his individual holdings shown in the table, but are included in the table as owned by all directors and executive officers as a group.

(11) The shares shown include 1,060 shares held in trust with respect to which Mrs. Overton has sole voting power.

(12) The shares shown include 5,216 shares held in trust for the benefit of Mr. Punches' children with respect to which Mr. Punches has sole voting power.

(13) Where shares of Common Stock are deemed to be beneficially owned by more than one director and/or executive officer, they are included only once in the total number of shares beneficially owned by all directors and executive officers as a group.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Company's consolidated financial statements for the year ended December 31, 1999, were audited by the firm of May & Company. May & Company will remain as the Company's independent public accountants until replaced by the Board. A representative of May & Company is expected to be present at the Annual Meeting, with the opportunity to make any statement he or she desires at that time, and will be available to respond to appropriate questions.

                                  OTHER MATTERS

         Management of the Company is not aware of any other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their judgment.




                               EXECUTIVE OFFICERS

         The following table sets forth certain information with respect to the executive officers of the Company.

                                     Officer
Name                                  Since            Age            Position with the Company

W. Page Ogden                         1988             52             President, Chief Executive Officer, and
                                                                      director of the Company and the Bank.

Bazile R. Lanneau, Jr.                1986             47             Vice President, Assistant Secretary, Chief
                                                                      Financial and Accounting Officer,
                                                                      Treasurer, and director of the Company.
                                                                      Executive Vice President, Chief Financial
                                                                      and Accounting Officer, Treasurer,
                                                                      Assistant Secretary, Trust Officer and
                                                                      director of the Bank.

James J. Cole                         1993             59             Director of the Company and the Bank,
                                                                      Executive Vice President and a Trust
                                                                      Officer of the Bank.




         The following is a brief summary of the business experience of each of the executive officers of the Company:

          W. Page Ogden has served as President and Chief Executive Officer of the Company and the Bank since May of 1989. He joined the Bank in February of 1988, and served as the Bank's Senior Vice President and Senior Lending Officer until he assumed his current positions. Mr. Ogden previously served as Vice President of Premier Bank, N.A. of Baton Rouge, Louisiana. Mr. Ogden was employed by Premier Bank in various capacities, including trust, commercial lending, credit policy and administration for thirteen years prior to joining the Bank.

          Bazile R. Lanneau, Jr. serves as the Vice President of the Company and Executive Vice President and Trust Officer of the Bank. In addition, he is Chief Financial and Accounting Officer of both the Company and the Bank and serves as Treasurer and Assistant Secretary of both the Company and the Bank. Mr. Lanneau, Jr. joined the Bank on January 1, 1976, and has served as an employee since that time, except for the period 1980-1982, when he attended the University of Mississippi law school.


          James J. Cole joined the Company and the Bank in July of 1993. He serves as an Executive Vice President and a Trust Officer of the Bank, with particular responsibility for the Bank's mortgage lending operations. Prior to joining the Company, Mr. Cole served for nine years as President of Natchez First Federal Savings Bank, Natchez, Mississippi, which was acquired by the Company and merged into the Bank in July of 1993.

                             EXECUTIVE COMPENSATION

         No executive officer ceased to serve as such at any time during the fiscal year ended December 31, 1999 . The following table sets forth the compensation for services in all capacities to the Company for the fiscal years ending December 31, 1999, 1998 and 1997, of W. Page Ogden, the Company's Chief Executive Officer, and Bazile R. Lanneau, Jr., the only other executive officer whose total annual salary and bonus equaled or exceeded $100,000 in 1999:




                                             SUMMARY COMPENSATION TABLE

                                                                                           Long-Term
                                                                                         Compensation
                                                    Annual Compensation                     Awards
                                       ------------------------------------------       ---------------

                                                                                          Securities
                                                                   Other Annual           Underlying            All Other
Name and Position           Year        Salary        Bonus       Compensation(1)       Options/SARs(#)      Compensation(2)
-----------------------    ------     ----------    --------      ---------------       ---------------      ---------------
W. Page Ogden,

President & CEO             1999       $110,000      $40,000          $7,200                   0                 $22,600
                            1998       $110,000      $40,000          $7,200                   0                 $20,639
                            1997       $100,000      $30,000          $5,400              10,000                 $19,112

Bazile R. Lanneau, Jr.
Vice President              1999        $95,000      $25,000          $7,200                   0                 $15,376
                            1998        $95,000      $25,000          $7,200                   0                 $13,921
                            1997        $85,000      $25,000          $5,400               9,000                 $12,865






(1) For fiscal 1999, this amount includes directors' fees of $7,200 per year. For fiscal year 1998, the directors' fees included were $7200, and for fiscal year 1997, the directors' fees included were $5,400.

          (2) This amount includes, for the years 1999, 1998, and 1997: (a) the amounts accrued in favor of the named executive in connection with a Salary Continuation Plan ($12,788, $11,807, and $10,902, respectively, in the case of Mr. Ogden and $6,810, $6,289, and $5,807, respectively, in the case of Mr. Lanneau, Jr., see "Employment Agreements," below), and (b) the Company's annual contribution to the Company's ESOP on behalf of the named executive ($2,961, $2,944, and $2,943, respectively, in the case of Mr. Ogden and $2,585, $2,544, and $2,491, respectively, in the case of Mr. Lanneau, Jr.). This amount also includes, for 1999 and 1998, an estimate on behalf of the named executive for the Company's contributions to its 401k Plan ($6,851, and $5,888, respectively, in the case of Mr. Ogden, and $5,981 and $5,088, respectively, in the case of Mr. Lanneau, Jr.).

Stock Option and Stock Appreciation Rights ("SARs") Grants

         On November 18, 1997, the Company granted stock options to each of the named executives, and to three other employees of the Company, in each case under the Company's Long-Term Incentive Plan. All of these stock options have vesting schedules that permit the exercise of 11% of the total amount of each option each year, beginning May 20, 1998, with a carry forward of any unexercised portion of the option to succeeding years. All options were exercisable at a price of $19.94 per share. The options terminate ten years after their date of grant if they have not been previously exercised. In addition, the options become immediately exercisable as to all shares to which they relate upon certain changes of control of the Company. No change of control for this purpose has occurred as of the date of this Proxy Statement. All of the stock options granted to all employees during 1997 were nonqualified stock options. No options have been granted since 1997. The Company has never granted any SARs in connection with any outstanding options.

Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR Values

         Neither Messrs. Ogden nor Lanneau, Jr. exercised any stock options during 1999. The following table sets forth certain information about Mr.Ogden's and Mr. Lanneau's outstanding stock options:



                                                            Number of Securities
                                                                 Underlying                     In-the-Money
                                                           Unexercised Options at              Options/SARs at
                                                              Fiscal-Year End                Fiscal-Year End(1)

                                                              Exercisable (E)/                Exercisable (E)/
                      Name                                   Unexercisable (U)                Unexercisable-(U)
---------------------------------------------------        ----------------------           --------------------

                                                                                                (in dollars)
                                                                  2,200(E)                          $0(E)
Mr. Ogden                                                         7,800(U)                          $0(U)

                                                                  1,980(E)                          $0(E)
Mr. Lanneau, Jr.                                                  7,020(U)                          $0(U)




(1) For each option, the value is determined by multiplying the number of shares subject to option times $19.94 (the exercise price per share), but not less than
0. Since the closing market price of the Company's Common Stock on December 31, 1999 was $18.75, none of Mr. Ogden's or Mr. Lanneau's options were "in-the-money".

Employment Agreements

         The Company has entered into employment agreements with W. Page Ogden, Bazile R. Lanneau, Jr. and James J. Cole. The employment agreements in favor of Messrs. Ogden and Lanneau, Jr. are for three-year terms ending December 31, 1999. Each such agreement will automatically renew for three successive one-year terms, unless ninety days prior notice is given by either of the respective parties. Mr. Cole's employment agreement with the company is for a two-year term, which will terminate on December 31, 2000. The agreement will automatically renew for two successive one-year terms unless terminated by one of the parties. All three employment agreements can be terminated with or without cause. If terminated for cause (such as breach of fiduciary duty and similar types of misconduct), the employee will not receive any severance pay. If the employee is terminated without cause, the Company is required to pay the employee a lump sum equal to the greater of $50,000 in the case of Mr. Ogden, $42,500 in the case of Mr. Lanneau, Jr., and $40,000 in the case of Mr. Cole, or six months of the employee's then current salary. Each employee has the use of an automobile for business use provided and maintained by the Company. The Company also pays country club, professional, and civic organization dues on behalf of these employees. Each employee is entitled to all of the benefits that are available to other employees of the Company and the Bank, such as health and disability insurance.

          Effective September 26, 1994, the Company entered into Salary Continuation Agreements (the "Retirement Plan") with Messrs. Ogden, Lanneau, Jr. and Cole. The Retirement Plan provides for the payment of normal and early retirement benefits and provides that if there is a "Change of Control" (as defined in the Retirement Plan) of the Company and the employee's employment with the acquiring company is terminated within 36 months of the Change in Control, then the employee will be paid the greater of (a) a lump sum cash payment ($250,000 in the case of Mr. Ogden, $175,000 in the case of Mr. Lanneau, Jr., and $125,000 in the case of Mr. Cole), or (b) the total balance in their respective retirement accounts.

Certain Relationships and Related Transactions

         On December 3, 1998, the Company acquired 1,000,000 shares of Series A Preferred Stock in Sumx Inc. ("Sumx"), a Mississippi corporation, for
$1,000,000. Sumx is owned 35% by the Company, 19.5% by Mr. Bazile R. Lanneau, Jr., President and CEO of Sumx and Executive Vice President of the Bank and Vice President of the Company, and 45.5% by Summit Research, Inc., a Texas corporation. The funds provided to Sumx have been used for marketing and continued development of the SumxNet Internet banking system and for service bureau operations. Sumx maintains offices in Madison, Mississippi and Highland Village, Texas.

         Mr. Lanneau has devoted and it is anticipated that he will continue to devote in the future substantial portions of his time to the business of Sumx. Pursuant to a Management Services Agreement, Sumx pays the Company $90,000 per year for the services of Mr. Lanneau. Mr. Lanneau receives no compensation from Sumx and is compensated by the Company and the Bank. Mr. Ogden, President and CEO of the Company and the Bank, serves without compensation as a director, and Secretary/Treasurer of Sumx.

         The Company and the Bank utilize the services of Mr. Lanneau and his father to procure life, health and disability insurance. The total commissions paid to Messrs. Lanneau, Sr. and Lanneau, Jr. attributable to insurance purchased by the Bank and the Company in 1999 and 1998 were approximately $19,180 and $13,876, respectively.

         During 1999, the Bank engaged the professional services of a realtor who is the son of W. J. Feltus III, a director of the Company, in connection with the acquisition of land for a branch site. The Bank purchased the site from Mr. Feltus' son during 1999 for a purchase price of $185,961, which represented the costs of the land acquisition and development by the realtor, along with a $13,600 commission.

         The Company and the Bank utilize the services of Jordan Auto Company, Inc., of which Mr. Metcalfe, a director, is President, to provide and repair vehicles owned by the Company. During 1999 and 1998, Jordan Auto was paid approximately $23,963, and $4,441, respectively, for automobile purchases and repair services.

         The law firm of Gwin, Lewis & Punches, LLP, of which Mr. Robert Punches, a director, is a partner, serves as general counsel to the Company and the Bank. During 1999, Gwin, Lewis & Punches, LLP was paid $3,342 for legal services in connection with its representation of the Company and the Bank.

         Certain directors and officers of the Company, businesses with which they are associated, and members of their immediate families are customers of the Bank and had transactions with the Bank in the ordinary course of its business during the Bank's fiscal years ended December 31, 1999 and 1998.

         In the opinion of the Board of Directors, the foregoing transactions were made in the ordinary course of business, were made on substantially the same terms (including, in the case of loan transactions, interest rates and collateral) as those prevailing at the time for comparable transactions with other persons. The Board believes that the loan transactions referred to above do not involve more than the normal risk of collectibility or present other unfavorable features.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors, executive officers, and any person beneficially owning more than ten percent of the Company's Common Stock to file reports of securities ownership and changes in that ownership with the Commission. Officers, directors and greater than ten percent shareholders also are required by rules promulgated by the Commission to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely upon a review of the copies of such forms furnished to the Company during fiscal 1999, the absence of a Form 3 or Form 5 or written representations that no Forms 5 were required, the Company believes that during the fiscal year ended December 31, 1999, its officers, directors and greater than ten percent beneficial owners complied with all applicable Section 16(a) filing requirements.

              PROPOSALS OF SHAREHOLDERS FOR THE 2001 ANNUAL MEETING

         At the annual meeting each year, the Board of Directors submits to shareholders its nominees for election as directors. In addition, the Board of Directors may submit other matters to the shareholders for action at the annual meeting. Shareholders of the Company may also submit proposals for inclusion in the proxy material. Proposals of shareholders intended to be presented at the 2001 annual meeting of shareholders must be received by W. Page Ogden, President, at 500 Main Street, Natchez, Mississippi 39120, no later than November 1, 2000, in order for such proposals to be considered for inclusion in the proxy statement and form of proxy relating to such meeting.

                  AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

         The annual report to shareholders containing financial statements for the Company's 1999 fiscal year accompanies this Proxy Statement. However, the annual report does not form any part of the material for the solicitation of proxies.

         Upon the written request of any record holder or beneficial owner of the shares entitled to vote at the Annual Meeting, the Company, without charge, will provide a copy of its annual report on Form 10-KSB for the year ended December 31, 1999, which will be filed with the Securities and Exchange Commission on or before March 31, 2000. Requests should be mailed to Bazile R. Lanneau, Jr., Vice President, Britton & Koontz Capital Corporation, 500 Main Street, Natchez, Mississippi 39120.

PROXY                                                                   PROXY
_____                                                                   _____

                   BRITTON & KOONTZ CAPITAL CORPORATION
            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
         FOR THE ANNUAL MEETING OF SHAREHOLDERS ON APRIL 25, 2000

     The undersigned hereby appoint(s) Charles C. Feltus, Jr., William C. McGehee, Jr., and John D'Antoni, Jr., or any of them (each with full power to act alone and with power of substitution), as Proxies, to represent the undersigned, and to vote upon all matters that may properly come before the meeting, as defined on the reverse side, including the matters described in the Proxy Statement furnished herewith (receipt of which is hereby acknowledged), subject to any directions indicated on the reverse side, with full power to vote and to cumulate votes on, all shares of Common Stock of Britton & Koontz Capital Corporation held of record by the undersigned on March 21, 2000, at the annual meeting of shareholders to be held on April 25, 2000, or any adjournment(s) thereof (the "Annual Meeting").


     (1) TO ELECT FOUR CLASS I DIRECTORS TO SERVE THREE-YEAR TERMS UNTIL THE 2003 ANNUAL MEETING OF SHAREHOLDERS, AND ONE CLASS III DIRECTOR TO SERVE UNTIL THE 2002 ANNUAL MEETING, AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.


     [ ] FOR all nominees listed below (except as marked to the contrary below)

     [ ]     WITHHOLD AUTHORITY to vote for all nominees listed below



Class I:     A.J. Ferguson; W. Page Ogden; Bethany L. Overton; Robert R. Punches
Class III:   James J. Cole


(INSTRUCTION: To withhold authority to vote for any individual nominee check the box to vote "FOR" all nominees and strike a line through the nominee's name in the list below.)


     (2) IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.



The Board of Directors recommends that you vote "FOR" the nominees listed above.


     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no specific directions are given your shares will be voted FOR the nominees listed above. The individuals designated Above hereof will vote in their discretion on any other matter that may properly come before the Annual Meeting.

     The undersigned hereby revokes all proxies heretofore given in connection with the 2000 Annual Meeting.


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE


_________________________                                       Date: __________
Signature of Shareholder

_________________________                                       Date: __________
Signature if held jointly


Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy, as shown on the label above. When signing as executor, administrator, attorney, trustee or guardian please give full title as such. If a corporation, please sign full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person(s).